Exhibit 4.36

Edition of Thursday, January 7, 2016, Section 3

(Page 122 – Concession of the Itutinga Plant)

EXCERPT FROM CONCESSION CONTRACT Nº. 10/2016

TYPE: Concession Contract for provision of electricity generation services under the regime of allocation of physical offtake quota guarantees, made between the Mining and Energy Ministry (MME) and Cemig Geração e Transmissão S.A.

CONTRACT Nº. 10/2016-MME-UHE ITUTINGA.

PARTIES: Grantor: Mining and Energy Ministry (MME), CNPJ Nº. 37.115.383/0001-53; Concession Holder: Cemig Geração e Transmissão S.A., CNPJ Nº. 06.981.176/0001-58.

OBJECT: Concession Contract for provision of electricity generation service under the regime of physical power level guarantee quotas, by commercial operation of the Itutinga Hydroelectric Plant with installed generation capacity of 52 MW, on the Rio Grande River, in the State of Minas Gerais.

PAYMENT OF CONCESSION GRANT FEE: In two parts, totaling R$ 147,661,916.25 (one hundred forty seven million six hundred sixty one thousand nine hundred sixteen Reais and twenty five centavos) as follows: (a) sixty five per cent of the total at sight, simultaneously with signature of the concession contract; and (b) thirty five per cent of the amount in up to one hundred eighty calendar days from the date of signature of the contract, updated in monetary terms by the variation of the Selic rate (the rate of the Special Settlement and Custody System), from the date of payment of the amount in item (a) up to the date of payment.

SIGNATORIES: For the Grantor: Luiz Eduardo Barata Ferreira, acting Mining and Energy Minister. For the Concession Holder: Cemig Geração e Transmissão S.A., Franklin Moreira Gonçalves, Procurator, and Cornelio Antonio Pereira, Procurator.

PERIOD OF VALIDITY: Thirty years as from 180 days after signature.

DATE OF SIGNATURE: January 5, 2016.

WITNESSES: Raul Lycurgo Leite, CPF: 658.219.551-49, and Moacir Carlos Betrol, CPF: 171.720.479-15.

LEGAL BASIS: Law 12783/2013.

CASE Nº. 48500.002243/2015-62.

Av. Barbacena 1200, 17th floor	Santo Agostinho	30190-131 Belo Horizonte,	Minas Gerais, Brazil	Tel.: +55 31 3506-5024	Fax +55 31 3506-5025
This translation is provided for information purposes only. The original text in Portuguese is the legally valid version.

Edition of Thursday, January 7, 2016, Section 3

(Page 123 – Concession of the Camargos Plant)

EXCERPT FROM CONCESSION CONTRACT Nº. 11/2016

TYPE: Concession Contract for provision of electricity generation services under the regime of allocation of physical offtake quota guarantees, made between the Mining and Energy Ministry (MME) and Cemig Geração e Transmissão S.A.

CONTRACT Nº. 11/2016-MME-UHE CAMARGOS.

PARTIES: Grantor: Mining and Energy Ministry (MME), CNPJ Nº. 37.115.383/0001-53; Concession Holder: Cemig Geração e Transmissão S.A., CNPJ Nº. 06.981.176/0001-58.

OBJECT: Concession Contract for provision of electricity generation service under the regime of physical power level guarantee quotas, by commercial operation of the Camargos Hydroelectric Plant with installed generation capacity of 46.0 MW, on the Rio Grande River, in the State of Minas Gerais.

PAYMENT OF CONCESSION GRANT FEE: In two parts, totaling R$ 110,746,437.19 (one hundred ten million seven hundred forty six thousand four hundred thirty seven Reais and nineteen centavos) as follows: (a) sixty five per cent of the total at sight, simultaneously with signature of the concession contract; and (b) thirty five per cent of the amount in up to one hundred eighty calendar days from the date of signature of the contract, updated in monetary terms by the variation of the Selic rate (the rate of the Special Settlement and Custody System), from the date of payment of the amount in item (a) up to the date of payment.

SIGNATORIES: For the Grantor: Luiz Eduardo Barata Ferreira, acting Mining and Energy Minister. For the Concession Holder: Cemig Geração e Transmissão S.A., Franklin Moreira Gonçalves, Procurator, and Cornelio Antonio Pereira, Procurator.

PERIOD OF VALIDITY: Thirty years as from 180 days after signature.

DATE OF SIGNATURE: January 5, 2016.

WITNESSES: Raul Lycurgo Leite, CPF: 658.219.551-49, and Moacir Carlos Betrol, CPF: 171.720.479-15.

LEGAL BASIS: Law 12783/2013.

CASE Nº. 48500.002243/2015-62.

Av. Barbacena 1200, 17th floor	Santo Agostinho	30190-131 Belo Horizonte,	Minas Gerais, Brazil	Tel.: +55 31 3506-5024	Fax +55 31 3506-5025
This translation is provided for information purposes only. The original text in Portuguese is the legally valid version.

Edition of Thursday, January 7, 2016, Section 3

(Page 123 – Concession of the Coronel Domiciano Plant)

EXCERPT FROM CONCESSION CONTRACT Nº. 12/2016

TYPE: Concession Contract for provision of electricity generation services under the regime of allocation of physical offtake quota guarantees, made between the Mining and Energy Ministry (MME) and Cemig Geração e Transmissão S.A.

CONTRACT Nº. 12/2016-MME-UHE CORONEL DOMICIANO.

PARTIES: Grantor: Mining and Energy Ministry (MME), CNPJ Nº. 37.115.383/0001-53; Concession Holder: Cemig Geração e Transmissão S.A., CNPJ Nº. 06.981.176/0001-58.

OBJECT: Concession Contract for provision of electricity generation service under the regime of physical power level guarantee quotas, by commercial operation of the Coronel Domiciano Hydroelectric Plant with installed generation capacity of 5.04 MW, on the Fumaça River, in the State of Minas Gerais.

PAYMENT OF CONCESSION GRANT FEE: In two parts, totaling R$ 18,932,367.12 (eighteen million nine hundred thirty two thousand three hundred sixty seven Reais and twelve centavos) as follows: (a) sixty five per cent of the total at sight, simultaneously with signature of the concession contract; and (b) thirty five per cent of the amount in up to one hundred eighty calendar days from the date of signature of the contract, updated in monetary terms by the variation of the Selic rate (the rate of the Special Settlement and Custody System), from the date of payment of the amount in item (a) up to the date of payment.

SIGNATORIES: For the Grantor: Luiz Eduardo Barata Ferreira, acting Mining and Energy Minister. For the Concession Holder: Cemig Geração e Transmissão S.A., Franklin Moreira Gonçalves, Procurator, and Cornelio Antonio Pereira, Procurator.

PERIOD OF VALIDITY: Thirty years as from 180 days after signature.

DATE OF SIGNATURE: January 5, 2016.

WITNESSES: Raul Lycurgo Leite, CPF: 658.219.551-49, and Moacir Carlos Betrol, CPF: 171.720.479-15.

LEGAL BASIS: Law 12783/2013.

CASE Nº. 48500.002243/2015-62.

Av. Barbacena 1200, 17th floor	Santo Agostinho	30190-131 Belo Horizonte,	Minas Gerais, Brazil	Tel.: +55 31 3506-5024	Fax +55 31 3506-5025
This translation is provided for information purposes only. The original text in Portuguese is the legally valid version.

Edition of Thursday, January 7, 2016, Section 3

(Page 123 – Concession of the Marmelos, Joasal, Paciência and Piau Plants)

EXCERPT FROM CONCESSION CONTRACT Nº. 13/2016

TYPE: Concession Contract for provision of electricity generation services under the regime of allocation of physical offtake quota guarantees, made between the Mining and Energy Ministry (MME) and Cemig Geração e Transmissão S.A.

CONTRACT Nº. 13/2016-MME-UHE PCHs MARMELOS, JOASAL, PIAU and PACIÊNCIA.

PARTIES: Grantor: Mining and Energy Ministry (MME), CNPJ Nº. 37.115.383/0001-53; Concession Holder: Cemig Geração e Transmissão S.A., CNPJ Nº. 06.981.176/0001-58.

OBJECT: Concession Contract for provision of electricity generation service under the regime of physical power level guarantee quotas, by commercial operation of the following Hydroelectric Plants:

Plant	Installed capacity (MW)	River	State
Marmelos	4	Paraibuna	Minas Gerais
Joasal	8.4	Paraibuna	Minas Gerais
Paciência	4.08	Paraibuna	Minas Gerais
Piau	18.012	Piau	Minas Gerais

PAYMENT OF CONCESSION GRANT FEE: In two parts, totaling R$ 125,670,838.00 (one hundred twenty five million six hundred seventy thousand eight hundred thirty eight Reais) as follows: (a) sixty five per cent of the total at sight, simultaneously with signature of the concession contract; and (b) thirty five per cent of the amount in up to one hundred eighty calendar days from the date of signature of the contract, updated in monetary terms by the variation of the Selic rate (the rate of the Special Settlement and Custody System), from the date of payment of the amount in item (a) up to the date of payment.

SIGNATORIES: For the Grantor: Luiz Eduardo Barata Ferreira, acting Mining and Energy Minister. For the Concession Holder: Cemig Geração e Transmissão S.A., Franklin Moreira Gonçalves, Procurator, and Cornelio Antonio Pereira, Procurator.

PERIOD OF VALIDITY: Thirty years as from 180 days after signature.

DATE OF SIGNATURE: January 5, 2016.

WITNESSES: Raul Lycurgo Leite, CPF: 658.219.551-49, and Moacir Carlos Betrol, CPF: 171.720.479-15.

LEGAL BASIS: Law 12783/2013.

CASE Nº. 48500.002243/2015-62.

Av. Barbacena 1200, 17th floor	Santo Agostinho	30190-131 Belo Horizonte,	Minas Gerais, Brazil	Tel.: +55 31 3506-5024	Fax +55 31 3506-5025
This translation is provided for information purposes only. The original text in Portuguese is the legally valid version.

Edition of Thursday, January 7, 2016, Section 3

(Page 123 – Concession of the Três Marias Plant)

EXCERPT FROM CONCESSION CONTRACT Nº. 8/2016

TYPE: Concession Contract for provision of electricity generation services under the regime of allocation of physical offtake quota guarantees, made between the Mining and Energy Ministry (MME) and Cemig Geração e Transmissão S.A.

CONTRACT Nº. 08/2016-MME-UHE TRÊS MARIAS.

PARTIES: Grantor: Mining and Energy Ministry (MME), CNPJ Nº. 37.115.383/0001-53; Concession Holder: Cemig Geração e Transmissão S.A., CNPJ Nº. 06.981.176/0001-58.

OBJECT: Concession Contract for provision of electricity generation service under the regime of physical power level guarantee quotas, by commercial operation of the Três Marias Hydroelectric Plant with installed generation capacity of 396 MW, on the São Francisco River, in the State of Minas Gerais.

PAYMENT OF CONCESSION GRANT FEE: In two parts, totaling R$ 1,260,399,928.03 (one billion two hundred sixty million three hundred ninety nine thousand nine hundred twenty eight Reais and three centavos) as follows: (a) sixty five per cent of the total at sight, simultaneously with signature of the concession contract; and (b) thirty five per cent of the amount in up to one hundred eighty calendar days from the date of signature of the contract, updated in monetary terms by the variation of the Selic rate (the rate of the Special Settlement and Custody System), from the date of payment of the amount in item (a) up to the date of payment.

(Page 124)

SIGNATORIES: For the Grantor: Luiz Eduardo Barata Ferreira, acting Mining and Energy Minister. For the Concession Holder: Cemig Geração e Transmissão S.A., Franklin Moreira Gonçalves, Procurator, and Cornelio Antonio Pereira, Procurator.

PERIOD OF VALIDITY: Thirty years as from 180 days after signature.

DATE OF SIGNATURE: January 5, 2016.

WITNESSES: Raul Lycurgo Leite, CPF: 658.219.551-49, and Moacir Carlos Betrol, CPF: 171.720.479-15.

LEGAL BASIS: Law 12783/2013.

CASE Nº. 48500.002243/2015-62.

Av. Barbacena 1200, 17th floor	Santo Agostinho	30190-131 Belo Horizonte,	Minas Gerais, Brazil	Tel.: +55 31 3506-5024	Fax +55 31 3506-5025
This translation is provided for information purposes only. The original text in Portuguese is the legally valid version.

Edition of Thursday, January 7, 2016, Section 3

(Page 124 – Concession of the Salto Grande Plant)

EXCERPT FROM CONCESSION CONTRACT Nº. 9/2016

TYPE: Concession Contract for provision of electricity generation services under the regime of allocation of physical offtake quota guarantees, made between the Mining and Energy Ministry (MME) and Cemig Geração e Transmissão S.A.

CONTRACT Nº. 09/2016-MME-UHE SALTO GRANDE.

PARTIES: Grantor: Mining and Energy Ministry (MME), CNPJ Nº. 37.115.383/0001-53; Concession Holder: Cemig Geração e Transmissão S.A., CNPJ Nº. 06.981.176/0001-58.

OBJECT: Concession Contract for provision of electricity generation service under the regime of physical power level guarantee quotas, by commercial operation of the Salto Grande Hydroelectric Plant with installed generation capacity of 102 MW, on the Santo Antônio and Guanhães Rivers, in the State of Minas Gerais.

PAYMENT OF CONCESSION GRANT FEE: In two parts, totaling R$ 395,522,989.97 (three hundred ninety five million five hundred twenty two thousand nine hundred eighty nine Reais and ninety seven centavos) as follows: (a) sixty five per cent of the total at sight, simultaneously with signature of the concession contract; and (b) thirty five per cent of the amount in up to one hundred eighty calendar days from the date of signature of the contract, updated in monetary terms by the variation of the Selic rate (the rate of the Special Settlement and Custody System), from the date of payment of the amount in item (a) up to the date of payment.

SIGNATORIES: For the Grantor: Luiz Eduardo Barata Ferreira, acting Mining and Energy Minister. For the Concession Holder: Cemig Geração e Transmissão S.A., Franklin Moreira Gonçalves, Procurator, and Cornelio Antonio Pereira, Procurator.

PERIOD OF VALIDITY: Thirty years as from 180 days after signature.

DATE OF SIGNATURE: January 5, 2016.

WITNESSES: Raul Lycurgo Leite, CPF: 658.219.551-49, and Moacir Carlos Betrol, CPF: 171.720.479-15.

LEGAL BASIS: Law 12783/2013.

CASE Nº. 48500.002243/2015-62.

Av. Barbacena 1200, 17th floor	Santo Agostinho	30190-131 Belo Horizonte,	Minas Gerais, Brazil	Tel.: +55 31 3506-5024	Fax +55 31 3506-5025
This translation is provided for information purposes only. The original text in Portuguese is the legally valid version.

Edition of Friday, January 8, 2016

(Page 124 – Concessions of the Dona Rita, Sinceridade, Neblina and Ervália Plants)

EXCERPT FROM CONCESSION CONTRACT Nº. 14/2016

TYPE: Concession Contract for provision of electricity generation services under the regime of allocation of physical offtake quota guarantees, made between the Mining and Energy Ministry (MME) and Cemig Geração e Transmissão S.A.

CONTRACT Nº. 13/2016-MME-PCHs DONA RITA, SINCERIDADE, NEBLINA E ERVÁLIA.

PARTIES: Grantor: Mining and Energy Ministry (MME), CNPJ Nº. 37.115.383/0001-53; Concession Holder: Cemig Geração e Transmissão S.A., CNPJ Nº. 06.981.176/0001-58.

OBJECT: Concession Contract for provision of electricity generation service under the regime of physical power level guarantee quotas, by commercial operation of the following Hydroelectric Plants:

Plant	Installed capacity (MW)	River	State
Dona Rita	2.408	Tanque	Minas Gerais
Sinceridade	1.416	Manhuaçu	Minas Gerais
Neblina	6.468	Manhuaçu	Minas Gerais
Ervália	6.97	Bagres	Minas Gerais

PAYMENT OF CONCESSION GRANT FEE: In two parts, totaling R$ 47,831,913.58 (forty seven million eight hundred thirty one thousand nine hundred thirteen Reais and fifty eight centavos) as follows: (a) sixty five per cent of the total at sight, simultaneously with signature of the concession contract; and (b) thirty five per cent of the amount in up to one hundred eighty calendar days from the date of signature of the contract, updated in monetary terms by the variation of the Selic rate (the rate of the Special Settlement and Custody System), from the date of payment of the amount in item (a) up to the date of payment.

SIGNATORIES: For the Grantor: Luiz Eduardo Barata Ferreira, acting Mining and Energy Minister. For the Concession Holder: Cemig Geração e Transmissão S.A., Franklin Moreira Gonçalves, Procurator, and Cornelio Antonio Pereira, Procurator.

PERIOD OF VALIDITY: Thirty years as from 180 days after signature.

DATE OF SIGNATURE: January 5, 2016.

WITNESSES: Raul Lycurgo Leite, CPF: 658.219.551-49, and Moacir Carlos Betrol, CPF: 171.720.479-15.

LEGAL BASIS: Law 12783/2013.

CASE Nº. 48500.002243/2015-62.

Av. Barbacena 1200, 17th floor	Santo Agostinho	30190-131 Belo Horizonte,	Minas Gerais, Brazil	Tel.: +55 31 3506-5024	Fax +55 31 3506-5025
This translation is provided for information purposes only. The original text in Portuguese is the legally valid version.

Edition of Friday, January 8, 2016

(Page 124 – Concession of the Tronqueiras and Peti Plants)

EXCERPT FROM CONCESSION CONTRACT Nº. 15/2016

TYPE: Concession Contract for provision of electricity generation services under the regime of allocation of physical offtake quota guarantees, made between the Mining and Energy Ministry (MME) and Cemig Geração e Transmissão S.A.

CONTRACT Nº. 15/2016-MME-PCH TRONQUEIRAS E UHE PETI.

PARTIES: Grantor: Mining and Energy Ministry (MME), CNPJ Nº. 37.115.383/0001-53; Concession Holder: Cemig Geração e Transmissão S.A., CNPJ Nº. 06.981.176/0001-58.

OBJECT: Concession Contract for provision of electricity generation service under the regime of physical power level guarantee quotas, by commercial operation of the following Hydroelectric Plants:

Plant	Installed capacity (MW)	River	State
Tronqueiras	8.5	Tronqueiras	Minas Gerais
Peti	9.4	Santa Barbara	Minas Gerais

PAYMENT OF CONCESSION GRANT FEE: In two parts, totaling R$ 50,468,733.52 (fifty million four hundred sixty eight thousand seven hundred thirty three Reais and fifty two centavos) as follows: (a) sixty five per cent of the total at sight, simultaneously with signature of the concession contract; and (b) thirty five per cent of the amount in up to one hundred eighty calendar days from the date of signature of the contract, updated in monetary terms by the variation of the Selic rate (the rate of the Special Settlement and Custody System), from the date of payment of the amount in item (a) up to the date of payment.

SIGNATORIES: For the Grantor: Luiz Eduardo Barata Ferreira, acting Mining and Energy Minister. For the Concession Holder: Cemig Geração e Transmissão S.A., Franklin Moreira Gonçalves, Procurator, and Cornelio Antonio Pereira, Procurator.

PERIOD OF VALIDITY: Thirty years as from 180 days after signature.

DATE OF SIGNATURE: January 5, 2016.

WITNESSES: Raul Lycurgo Leite, CPF: 658.219.551-49, and Moacir Carlos Betrol, CPF: 171.720.479-15.

LEGAL BASIS: Law 12783/2013.

CASE Nº. 48500.002243/2015-62.

Av. Barbacena 1200, 17th floor	Santo Agostinho	30190-131 Belo Horizonte,	Minas Gerais, Brazil	Tel.: +55 31 3506-5024	Fax +55 31 3506-5025
This translation is provided for information purposes only. The original text in Portuguese is the legally valid version.

Edition of Friday, January 8, 2016

(Page 124 – Concession of the Cajuru, Gafanhoto and Martins Plants)

EXCERPT FROM CONCESSION CONTRACT Nº. 16/2016

TYPE: Concession Contract for provision of electricity generation services under the regime of allocation of physical offtake quota guarantees, made between the Mining and Energy Ministry (MME) and Cemig Geração e Transmissão S.A.

CONTRACT Nº. 16/2016-MME-PCHs CAJURU, UHE GAFANHOTO E PCH MARTINS.

PARTIES: Grantor: Mining and Energy Ministry (MME), CNPJ Nº. 37.115.383/0001-53; Concession Holder: Cemig Geração e Transmissão S.A., CNPJ Nº. 06.981.176/0001-58.

OBJECT: Concession Contract for provision of electricity generation service under the regime of physical power level guarantee quotas, by commercial operation of the following Hydroelectric Plants:

Plant	Installed capacity (MW)	River	State
Gafanhoto	14.0	Pará	Minas Gerais
Cajuru	7.2	Pará	Minas Gerais
Martins	7.7	Uberabinha

PAYMENT OF CONCESSION GRANT FEE: In two parts, totaling R$ 59,117,502.90 (fifty nine million one hundred seventeen thousand five hundred two Reais and ninety centavos) as follows: (a) sixty five per cent of the total at sight, simultaneously with signature of the concession contract; and (b) thirty five per cent of the amount in up to one hundred eighty calendar days from the date of signature of the contract, updated in monetary terms by the variation of the Selic rate (the rate of the Special Settlement and Custody System), from the date of payment of the amount in item (a) up to the date of payment.

SIGNATORIES: For the Grantor: Luiz Eduardo Barata Ferreira, acting Mining and Energy Minister. For the Concession Holder: Cemig Geração e Transmissão S.A., Franklin Moreira Gonçalves, Procurator, and Cornelio Antonio Pereira, Procurator.

PERIOD OF VALIDITY: Thirty years as from 180 days after signature.

DATE OF SIGNATURE: January 5, 2016.

WITNESSES: Raul Lycurgo Leite, CPF: 658.219.551-49, and Moacir Carlos Betrol, CPF: 171.720.479-15.

LEGAL BASIS: Law 12783/2013.

CASE Nº. 48500.002243/2015-62.

Av. Barbacena 1200, 17th floor	Santo Agostinho	30190-131 Belo Horizonte,	Minas Gerais, Brazil	Tel.: +55 31 3506-5024	Fax +55 31 3506-5025
This translation is provided for information purposes only. The original text in Portuguese is the legally valid version.